                                  EXHIBIT 23.1

                                                                    Exhibit 23.1

                        CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Registration Statement of Loral Space & Communications Ltd. on Form S-8 of our reports dated March 27, 2001 appearing in the Annual Report on Form 10-K of Loral Space & Communications Ltd. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP


San Jose, California

May 22, 2001